Note P - Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Subsequent Events [Text Block]
NOTE P — SUBSEQUENT EVENTS

During October 2012, we sold an REO property to an unrelated third party for approximately $0.2 million. This transaction resulted in a net gain for us of approximately $0.1 million. A consultation fee of approximately $3,000 was paid to a related party.

During October 2012, we paid a retainer to legal counsel of $420,000 on behalf of 1701 Commerce (See Note G) in anticipation of legal and expert witness expenses.

Subsequent to September 30, 2012 through the date of this report, we have loaned an additional $0.5 million to MVPRA for use in connection with MVP REIT.

NOTE P— SUBSEQUENT EVENTS

The following subsequent events have been evaluated through the date of this filing with the SEC.

During January 2012 we, VRM I and VF III modified one of our existing loans.  The interest rate of this loan was changed from 3% paying monthly with 5% accruing to 7% paid monthly.  The interest currently accrued on the existing loan, which was fully allowed for, of approximately $1.0 million will be moved to notes receivable with the balance remaining fully allowed for.

During January 2012, we paid our manager approximately $550,000 of management fees for services to be performed from January through June 2012.  A discount of 7% will be applied to the July 2012 payment.

On February 7, 2012, we, VRMI and VFIII entered into a Deed in Lieu Agreement with a borrower for a second deed of trust loan that matured on December 31, 2011 with a balance of approximately $11.8 million, of which our portion was approximately $10.7 million.  These assets are subject to a first trust deed of approximately $39 million.  The property includes a 430 unit full service hotel located in Ft. Worth, Texas. The hotel includes operations which will be consolidated into our financial statements from the date of this agreement.  The property will be held for sale and pursuant to the terms of the agreement the net proceeds from the sale shall be distributed as follows through July 31, 2012: (i) satisfy all amounts due on the first deed of trust, (ii) $11 million to us, VRMI and VFIII, (iii) $3 million to the former borrower and (iv) all remaining amounts will be divided with 50% going to us, VRMI and VFIII and 50% going to the former borrower.  Following July 31, 2012, the net proceeds from the sale will be distributed similar to other real estate sale transactions.

During January 2012, we purchased 60,000 shares of Annaly Capital Management Inc. This company is a publicly traded REIT and the shares were deemed to be part of our 3% working capital reserve.  During February 2012, we sold all of our shares for a gain of approximately $21,000.

Our Board of Directors has been exploring releasing our status as a REIT. We expect a resolution will be made by March 30, 2012 to terminate our REIT status based on legal advice to be received by this date. As such, the Company will not be taxed as a REIT for the year ending December 31, 2012.  The required filings to make this resolution effective have been prepared and submitted to the Internal Revenue Service as of the date of this filing